Events after the reporting date	9 Months Ended
Dec. 31, 2025
Events after the reporting date [Abstract]
Events after the reporting date	Events after the reporting date
Coincheck Parent entered into a stock purchase agreement dated January 8, 2026, with its majority shareholder, Monex Group, Inc. (“Monex”), as seller, to acquire approximately 97% beneficial ownership of 3iQ Corp. ("3iQ"), one of the world's leading alternative digital asset managers. 3iQ is based in Ontario, Canada. Pursuant to the agreement, based on an agreed value for 3iQ of USD 111,840,476, and an agreed value for Coincheck Parent stock of USD 4.00 per ordinary share, all issued and outstanding shares beneficially owned by Monex in 3iQ’s holding company, constituting approximately 97% beneficial ownership of 3iQ, are to be exchanged for 27,149,684 newly issued ordinary shares of Coincheck Parent. The agreement also contemplates that between signing and closing Coincheck Parent will offer the same or substantially equivalent acquisition consideration terms to 3iQ’s minority shareholders, issuing to them in the aggregate up to 810,435 Coincheck Parent ordinary shares, which would result in Coincheck Parent beneficially owning 100% of 3iQ. Closing of the transaction, which is subject to customary undertakings and certain conditions, including regulatory approvals and confirmatory due diligence, is expected during the first calendar quarter of 2026.